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                                                               Exhibit 10(c)(15)


                        INCENTIVE STOCK OPTION AGREEMENT


                  AGREEMENT made as of this __ day of _________________, 2006 between Cover-All Technologies Inc., a Delaware corporation (hereinafter referred to as the "Corporation"), and ___________________________ (hereinafter referred to as the "Employee").

                              W I T N E S S E T H:
                              - - - - - - - - - -


                  WHEREAS, the Corporation desires, in connection with the employment of the Employee and in accordance with the Cover-All Technologies Inc. 2005 Stock Incentive Plan (the "Plan"), to provide the Employee with an opportunity to acquire common stock, $.01 par value per share (hereinafter referred to as "Common Stock"), of the Corporation on favorable terms and thereby increase Employee's proprietary interest in the continued progress and success of the business of the Corporation;

                  NOW, THEREFORE, in consideration of the premises, the mutual covenants herein set forth and other good and valuable consideration, the Corporation and the Employee hereby agree as follows:

                  1. CONFIRMATION OF GRANT OF OPTION. Pursuant to a determination by the Committee made on ______________ (the "Date of Grant"), subject to the terms of the Plan and this Agreement, it is hereby confirmed that the Employee has been granted as a matter of separate inducement and agreement, and in addition to and not in lieu of salary or other compensation for services, the right to purchase (hereinafter referred to as the "Option") an aggregate of ___________ shares of Common Stock ("Shares"), subject to adjustment as provided in Section 9 hereof. The Option is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

                  2. PURCHASE PRICE. The purchase price of shares of Common Stock covered by the Option will be $_____ per share, being not less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant, subject to adjustment as provided in Section 9 hereof.

                  3. EXERCISE OF OPTION. The Option shall be exercisable on the terms and conditions hereinafter set forth:

                        (a) The Option shall vest and become exercisable in accordance with the following vesting schedule (the "Vesting Schedule") so long as the Employee is in the continuous employ of the Corporation from the Date of Grant through the applicable date upon which vesting is scheduled to occur. No vesting will accrue to any Option after the Employee ceases to be in an employment relationship with the Corporation, except as provided otherwise in this Agreement. The following sets forth the Vesting Schedule:

      ------------------------- -----------------------------
                                Aggregate Percentage of
           Vesting Date         Total Option Vested as of
                                the Vesting Date
      ------------------------- -----------------------------
      ------------------------- -----------------------------
             / /                          25%
      ------------------------- -----------------------------



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      ------------------------- -----------------------------
             / /                          25%
      ------------------------- -----------------------------
      ------------------------- -----------------------------
             / /                          25%
      ------------------------- -----------------------------
      ------------------------- -----------------------------
             / /                          25%
      ------------------------- -----------------------------


                        The number of Shares vested as of a particular vesting date shall be rounded down to the nearest whole share. However, vesting is rounded up to the nearest whole share with respect to the last vesting date reflected on the Vesting Schedule.

                        (b) The Option may be exercised pursuant to the provisions of this Section 3, by notice and payment to the Corporation as provided in Sections 11 and 16 hereof.

                  4. TERM OF OPTION. If not sooner exercised or terminated, the Option shall expire at 5:00 p.m., Eastern Time, on the last business day prior to the _____th anniversary of the Date of Grant. The holder of the Option shall not have any rights to dividends or any other rights of a stockholder with respect to any shares of Common Stock subject to the Option until such shares shall have been issued to him (as evidenced by the appropriate entry on the books of a duly authorized transfer agent of the Corporation) provided that the date of issuance shall not be earlier than the Closing Date (as hereinafter defined with respect to such shares pursuant to Section 11 hereof) upon purchase of such shares upon exercise of the Option.

                  5. NON-TRANSFERABILITY OF OPTION. The Option shall not be transferable otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and the Option may be exercised during the lifetime of the Employee only by him. More particularly, but without limiting the generality of the foregoing, the Option may not be assigned, transferred (except as provided in the next preceding sentence) or otherwise disposed of, or pledged or hypothecated in any way, and shall not be subject to execution, attachment or other process. Any assignment, transfer, pledge, hypothecation or other disposition of the Option attempted contrary to the provisions of this Agreement, or any levy of execution, attachment or other process attempted upon the Option, will be null and void and without effect. Any attempt to make any such assignment, transfer, pledge, hypothecation or other disposition of the Option or any attempt to make any such levy of execution, attachment or other process will cause the Option to terminate immediately upon the happening of any such event; PROVIDED, HOWEVER, that any such termination of the Option under the foregoing provisions of this Section 5 will not prejudice any rights or remedies which the Corporation or any Parent or Subsidiary may have under this Agreement or otherwise.

                  6. EXERCISE UPON CESSATION OF EMPLOYMENT. (a) If the Employee's employment with the Corporation or any Parent or Subsidiary is terminated for any reason other than for Good Cause or upon death or Disability as provided in Section 7 hereof, then the Employee shall have the right, within sixty (60) days after the date of such termination, to exercise the vested portion of his Option, and thereafter shall forfeit his rights to this Option; PROVIDED, HOWEVER, that if within such sixty (60) day period following the termination of his employment for reasons other than for Good Cause, the Employee dies, his estate (or other beneficiary if so designated in writing by the Employee) may exercise the vested portion of the Employee's Option within the earlier of (x) one (1) year after the date of the Employee's death or (y) the expiration date of the Option. If the Committee determines that the Employee's employment was terminated for Good Cause, then the Option and all rights hereunder shall be terminated as of the date of the Employee's termination of employment.




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                        (b) The Option shall not be affected by any change of
duties or position of the Employee so long as he continues to be an employee of the Corporation or any Parent or Subsidiary. If the Employee is granted a temporary leave of absence, such leave of absence shall be deemed a continuation of his employment by the Corporation or any Parent or Subsidiary for the purposes of this Agreement, but only if and so long as the employing corporation consents thereto.

                  7. EXERCISE UPON DEATH OR DISABILITY. (a) If the Employee dies prior to the expiration or other termination of the Option and while he is employed by the Corporation or by any Parent or Subsidiary, (i) the unvested portion of the Option shall terminate upon the Employee's death and (ii) the vested and unexercised portion of the Option may, subject to the provisions of Sections 5 and 8 hereof, be exercised by the estate of the Employee (or other beneficiary, if so designated in writing by the Employee) at any time within the period ending one (1) year after the death of the Employee, at the end of which period the Option, to the extent not then exercised, shall terminate, and the estate or other beneficiaries shall forfeit all rights hereunder. In no event, however, may the Option be exercised after the expiration of the term provided in Section 4 hereof.

                        (b) If the employment of the Employee by the Corporation or any Parent or Subsidiary is terminated by reason of the Disability of the Employee, (i) the unvested portion of the Option shall terminate upon the Employee's termination of employment and (ii) the vested and unexercised portion of the Option may, subject to the provisions of Sections 5 and 8 hereof, be exercised by the Employee at any time within the period ending one (1) year after the date of such termination of employment, at the end of which period the Option, to the extent not then exercised, shall terminate, and the Employee shall forfeit all rights hereunder even if the Employee subsequently returns to the employ of the Corporation or any Parent or Subsidiary. In no event, however, may the Option be exercised after the expiration of the term provided in Section 4 hereof.

                  8. LIMITATION ON EXERCISABILITY. To the extent the aggregate of the (a) Fair Market Value of the Shares of Common Stock (determined as of the date of this Agreement) subject to purchase under this Option and (b) fair market values (determined as of the appropriate date(s) of grant) of all other shares of stock subject to incentive stock options granted to the Employee by the Corporation or any Parent or Subsidiary, which are exercisable for the first time by any individual during any calendar year, exceed(s) one hundred thousand dollars ($100,000), such excess shares of stock shall not be deemed to be purchased pursuant to incentive stock options. The terms of the immediately preceding sentence shall be applied by taking options into account in the order in which they are granted.

                  9. ADJUSTMENTS. (a) In the event there is any change in the Common Stock of the Corporation by reason of any of a reorganization, reclassification, recapitalization, stock split, reverse stock split, stock dividend or otherwise, then, this Option shall, without further action of the Committee, be adjusted to reflect such event, including as applicable, adjustments to the (i) number and kind of Shares of Common Stock subject to this Option, (ii) the exercise price for each Share subject to this Option, and (iii) any other terms of this Option that are affected by the event. Notwithstanding the foregoing, (A) each such adjustment to this Option shall comply with the rules of Section 424(a) of the Code, and (B) in no event shall any adjustment be made which would render this Option to be other than an incentive stock option for purposes of Section 422 of the Code.

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                        (b) In the event of any (i) unusual or nonrecurring
events affecting the Corporation or the financial statements of the Corporation or any Parent or any Subsidiary, (ii) changes in applicable laws, regulations or accounting principles affecting the Corporation, or (iii) merger, consolidation, combination, spin-off or other similar corporate change (other than a transaction resulting in a Change in Control), then, the Committee may, in the manner and to the extent that it deems appropriate and equitable to the Employee and consistent with the terms of the Plan, cause an adjustment to be made to reflect such event, including as applicable, adjustments to the (A) number and kind of Shares of Common Stock subject to this Option, (B) the exercise price for each Share subject to this Option, and (C) any other terms of this Option that are affected by the event. Notwithstanding the foregoing, (I) each such adjustment with respect to this Option shall comply with the rules of Section 424(a) of the Code and (II) in no event shall any adjustment be made which would render this Option to be other than an incentive stock option for purposes of
Section 422 of the Code.

                        (c) In the event of any transaction resulting in a Change in Control of the Corporation, if no provision is made in connection with the transaction for the continuation or assumption of this Option by, or for the substitution of the equivalent awards of, the surviving or successor entity or a parent thereof, then this Option [LEAVE THIS PROVISION IN IF PROVIDING FOR ACCELERATION OF VESTING: shall be fully vested and immediately exercisable and] shall terminate upon the effective time of such Change in Control. In the event of such termination, Employee will be permitted, immediately before the Change in Control, to exercise any or all of this Option that is then exercisable or which become exercisable upon or prior to the effective time of the Change in Control [LEAVE IN IF ACCELERATING VESTING: (including upon the acceleration of vesting of this Option)].

                  10. REGISTRATION. The shares of Common Stock subject hereto and issuable upon the exercise hereof may not be registered under the Securities Act and, if required upon the request of counsel to the Corporation, the Employee will give a representation as to his investment intent with respect to such shares prior to their issuance as set forth in Section 11 hereof. The Corporation may register or qualify the shares covered by the Option for sale pursuant to the Securities Act at any time prior to or after the exercise in whole or in part of the Option.

                  11. METHOD OF EXERCISE OF OPTION. (a) Subject to the terms and conditions of this Agreement, the Option shall be exercisable by notice (in the manner set forth in Exhibit A hereto) and payment to the Corporation in accordance with the procedure prescribed herein. Each such notice shall:

                        (i) state the election to exercise the Option and the
                number of Shares in respect of which it is being exercised;

                        (ii) contain a representation and agreement as to
                investment intent, if required by counsel to the Corporation with respect to such Shares, in form satisfactory to counsel for the Corporation;

                        (iii) be signed by the Employee or the person or persons
                entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Employee, be accompanied by proof, satisfactory to counsel for the Corporation, of the right of such person or persons to exercise the Option; and

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                        (iv) be received by the Corporation on or before the
                date of the expiration of this Option. In the event the date of expiration of this Option falls on a day which is not a regular business day at the Corporation's executive office in Fairfield, New Jersey, then such written notice must be received at such office on or before the last regular business day prior to such date of expiration.

                        (b) Upon receipt of such notice, the Corporation shall specify, by written notice to the Employee or to the person or persons exercising the Option, a date and time (such date and time being herein called the "Closing Date") and place for payment of the full purchase price of such Shares. The Closing Date shall not be more than fifteen days from the date the notice of exercise is received by the Corporation unless another date is agreed upon by the Corporation and the Employee or the person or persons exercising the Option or is required upon advice of counsel for the Corporation in order to meet the requirements of Section 12 hereof.

                        (c) Payment of the purchase price of any Shares in respect of which the Option shall be exercised shall be made by the Employee or such person or persons at the place specified by the Corporation on or before the Closing Date by delivering to the Corporation (i) a certified or bank cashier's check payable to the order of the Corporation, or (ii) properly endorsed certificates of shares of Common Stock (or certificates accompanied by an appropriate stock power) with signature guaranties by a bank or trust company, or (iii) any combination of (i) and (ii).

                        (d) The Option shall be deemed to have been exercised with respect to any particular shares of Common Stock if, and only if, the preceding provisions of this Section 11 and the provisions of Section 12 hereof shall have been complied with, in which event the Option shall be deemed to have been exercised on the date the notice of exercise of the Option was received by the Corporation. Anything in this Agreement to the contrary notwithstanding, any notice of exercise given pursuant to the provisions of this Section 11 shall be void and of no effect if all the preceding provisions of this Section 11 and the provisions of Section 12 shall not have been complied with.

                        (e) The certificate or certificates for Shares as to which the Option shall be exercised will be registered in the name of the Employee (or in the name of the Employee's estate or other beneficiary if the Option is exercised after the Employee's death), or if the Option is exercised by the Employee and if the Employee so requests in the notice exercising the Option, will be registered in the name of the Employee and another person jointly, with right of survivorship, and will be delivered on the Closing Date to the Employee at the place specified for the closing, but only upon compliance with all of the provisions of this Agreement.

                        (f) If the Employee fails to accept delivery of and pay for all or any part of the number of Shares specified in such notice upon tender or delivery thereof on the Closing Date, his right to exercise the Option with respect to such undelivered Shares may be terminated in the sole discretion of the Committee. The Option may be exercised only with respect to full Shares.

                        (g) The Corporation shall not be required to issue or deliver any certificate or certificates for shares of its Common Stock purchased upon the exercise of any part of this Option prior to the payment to the Corporation, upon its demand, of any amount requested by the Corporation for the purpose of satisfying its liability, if any, to withhold state or local

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income or earnings tax or any other applicable tax or assessment (plus interest or penalties thereon, if any, caused by a delay in making such payment) incurred by reason of the exercise of this Option or the transfer of shares thereupon. Such payment shall be made by the Employee in cash or, with the consent of the Corporation, by tendering to the Corporation shares of Common Stock equal in value to the amount of the required withholding. In the alternative, the Corporation may, at its option, satisfy such withholding requirements by withholding from the shares of Common Stock to be delivered to the Employee pursuant to an exercise of this Option a number of shares of Common Stock equal in value to the amount of the required withholding.

                  12. APPROVAL OF COUNSEL. The exercise of the Option and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Corporation's counsel of all legal matters in connection therewith, including compliance with the requirements of the Securities Act, the Exchange Act, and the rules and regulations thereunder, and the requirements of any stock exchange upon which the Common Stock may then be listed.

                  13. RESALE OF COMMON STOCK. (a) If so requested by the Corporation, upon any sale or transfer of the Common Stock purchased upon exercise of the Option, the Employee shall deliver to the Corporation an opinion of counsel satisfactory to the Corporation to the effect that either (i) the Common Stock to be sold or transferred has been registered under the Securities Act and that there is in effect a current prospectus meeting the requirements of
Section 10(a) of the Securities Act which is being or will be delivered to the purchaser or transferee at or prior to the time of delivery of the certificates evidencing the Common Stock to be sold or transferred, or (ii) such Common Stock may then be sold without violating Section 5 of the Securities Act.

                        (b) The Common Stock issued upon exercise of the Option shall bear the following legend if required by counsel for the Corporation:

          THE SHARES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE FIRST BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNLESS, IN THE OPINION OF COUNSEL FOR THE CORPORATION, SUCH REGISTRATION IS NOT REQUIRED.

                  14. RESERVATION OF SHARES. The Corporation shall at all times during the term of the Option reserve and keep available such number of shares of the class of stock then subject to the Option as will be sufficient to satisfy the requirements of this Agreement.

                  15. LIMITATION OF ACTION. The Employee and the Corporation each acknowledges that every right of action accruing to him or it, as the case may be, and arising out of or in connection with this Agreement against the Corporation or a Parent or Subsidiary, on the one hand, or against the Employee, on the other hand, shall, irrespective of the place where an action may be brought, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action arises.

                  16. NOTICES. Each notice relating to this Agreement shall be in writing and delivered in person or by certified mail to the proper address. All notices to the Corporation or the Committee shall be addressed to them at 55 Lane Road, Fairfield, New Jersey 07004, Attn:

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Secretary. All notices to the Employee shall be addressed to the Employee at
____________________. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

                  17. BENEFITS OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon each successor and assign of the Corporation. All obligations imposed upon the Employee and all rights granted to the Corporation under this Agreement shall be binding upon the Employee's heirs, legal representatives and successors.

                  18. SEVERABILITY. In the event that any one or more provisions of this Agreement shall be deemed to be illegal or unenforceable, such illegality or unenforceability shall not affect the validity and enforceability of the remaining legal and enforceable provisions hereof, which shall be construed as if such illegal or unenforceable provision or provisions had not been inserted.

                  19. GOVERNING LAW. This Agreement will be construed and governed in accordance with the laws of the State of New York.

                  20. DISPOSITION OF SHARES. By accepting this Agreement, the Employee agrees that in the event that Employee shall dispose (whether by sale, exchange, gift, or any like transfer) of any shares of Common Stock of the Corporation (to the extent such shares are deemed to be purchased pursuant to an incentive stock option) acquired by Employee pursuant hereto within two years of the date of grant of this Option or within one year after the acquisition of such shares pursuant hereto, Employee will notify the secretary of the Corporation no later than 15 days from the date of such disposition of the date or dates and the number of shares disposed of by Employee and the consideration received, if any, and, upon notification from the Corporation, promptly forward to the secretary of the Corporation any amount requested by the Corporation for the purpose of satisfying its liability, if any, to withhold federal, state or local income or earnings tax or any other applicable tax or assessment (plus interest or penalties thereon, if any, caused by delay in making such payment) incurred by reason of such disposition.

                  21. ACKNOWLEDGEMENT OF EMPLOYEE. The Employee represents and agrees that as of the date of grant of this Option, Employee does not own (within the meaning of Section 422(b)(6) of the Code) shares possessing more than 10% of the total combined voting power of all classes of shares of the Corporation or of any Parent or Subsidiary.

                  22. EMPLOYMENT. Nothing contained in this Agreement shall be construed as (a) a contract of employment between the Employee and the Corporation or any Parent or Subsidiary, (b) as a right of the Employee to be continued in the employ of the Corporation or any Parent or Subsidiary, or (c) as a limitation of the right of the Corporation or any Parent or Subsidiary to discharge the Employee at any time, with or without cause.

                  23. DEFINITIONS. Unless otherwise defined herein, all capitalized terms shall have the same definitions as set forth under the Plan.

                  24. INCORPORATION OF TERMS OF PLAN. This agreement shall be interpreted under, and subject to, all of the terms and provisions of the Plan, which are incorporated herein by reference.




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                  IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed in its name by its Chairman, President and Chief Executive Officer and attested by its Secretary and the Employee has hereunto set his hand all as of the date, month and year first above written.

                                  COVER-ALL TECHNOLOGIES INC.


                                  By:_____________________________
                                  Name:    John W. Roblin
                                  Title:   Chairman, President and
                                           Chief Executive Officer


                                  --------------------------------
                                  [INSERT NAME]





ATTEST:


------------------------
Ann F. Massey
Secretary



                                       8
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                                                                      EXHIBIT A


                      INCENTIVE STOCK OPTION EXERCISE FORM


                                     [DATE]

[Corporation Name]
[Address]
[City, State and Zip Code]
Attention:  Secretary

Dear Sirs:

                  Pursuant to the provisions of the Incentive Stock Option Agreement, dated [ ], whereby you have granted to me an incentive stock option to purchase [ ] shares of Common Stock of Cover-All Technologies Inc. (the "Corporation"), I hereby notify you that I elect to exercise my option to purchase [ ] of the shares covered by such option at the price specified therein. In full payment of the price for the shares being purchased hereby, I am delivering to you herewith (a) a certified or bank cashier's check payable to the order of the Corporation in the amount of $_____________,* or (b) a certificate or certificates for [ ] shares of Common Stock of the Corporation, and which have a fair market value as of the date hereof of $_____________, and a certified or bank cashier's check, payable to the order of the Corporation, in the amount of $_____________.** Any such stock certificate or certificates are endorsed, or accompanied by an appropriate stock power, to the order of the Corporation, with my signature guaranteed by a bank or trust company or by a member firm of the New York Stock Exchange. [I hereby acknowledge that I am purchasing these shares of Common Stock for investment purposes only and not for resale.]

                                      Very truly yours,


                                      -------------------------------
                                      [Address]
                                      (For notices, reports, dividend checks and other communications to stockholders.)

_________________________________
* $____________ of this amount is the purchase price of the shares, and the balance represents payment of withholding taxes as follows: State $______ and Local $________. No withholding will be required in states and localities which follow Federal tax law.

** $____________ of this amount is at least equal to the current market value of one share of Common Stock of the Company, and the balance represents payment of withholding taxes as follows: State $_________ and Local $_________. No withholding will be required in states and localities which follow Federal tax law.




                                       9
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OPTION NO. ___-ISO







                           COVER-ALL TECHNOLOGIES INC.


                            2005 Stock Incentive Plan

                             INCENTIVE STOCK OPTION

                                   Granted To




                                  [INSERT NAME]
                                    Optionee




[INSERT #                                       $.
------------------                ------------------------------
Number of Shares                  Price per Share (Fair Market Value
                                           on Date of Grant)


DATE GRANTED:  _____________, 2006          EXPIRATION DATE:  ___________, 20__